UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06730

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2012

Date of reporting period: January 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Large Cap Growth Fund

January 31, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 13, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Large Cap Growth Fund (the “Fund”) for the semi-annual period ended January 31, 2012.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. AllianceBernstein L.P. (the “Adviser”) tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies. For these purposes, “large capitalization companies” are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000 Growth Index.

The Adviser expects that normally the Fund will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Fund invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund’s net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended January 31, 2012.

The Fund underperformed its benchmark for the six- and 12-month periods ended January 31, 2012, before sales charges. For both periods, security selection in the finance sector detracted the most from performance including a handful of large banks that traded down on concerns about potential losses due to the euro area crisis and the contagion effects of the crisis. Sector selection detracted in both periods, hurt by the Fund’s underweight in consumer staples and overweight in financials. Stock selection in the technology sector also detracted, although this was somewhat offset by an overweight to the sector.

Contributing to returns for both periods was stock selection in the healthcare and energy sectors. Healthcare was one of the better performing sectors during both the six- and 12-month periods, as investors were attracted to the sector’s defensive characteristics.

Derivatives, in the form of both written and purchased options, were used for hedging purposes during the six- and 12-month periods ended January 31, 2012. Written options positively impacted performance, while purchased options detracted.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	1

Market Review and Investment Strategy

The rally in the global equity markets that started in the latter half of 2010 came to an abrupt end in May 2011, as heightened risk aversion caused investors to pull back sharply. With U.S. fiscal problems mounting, the European debt crisis widening and threatening to weaken the broader economy of the euro area, plus slower growth in emerging markets, the global economic outlook grew increasingly uncertain. Consequently, business and consumer confidence eroded and the financial markets reacted wildly on rising volatility. A rescue plan for the euro area put forth in October by European leaders offered a brief respite from the market’s slump. The market upturn proved to be short-lived, however, as investors deemed the grand plan to be insufficient to arrest debt pressure and moreover, feared that the situation was escalating to dangerous new levels amid signs that the contagion was spreading from the region’s peripheral economies to its core ones. Encouraging U.S. economic data suggesting that the world’s largest economy may be gaining momentum, coupled with the preemptive, coordinated actions of the world’s leading central banks, including the U.S. Federal Reserve and the European Central Bank, to avert both a liquidity shortage in the global financial system and the undercapitalized European banking system, eased investor concerns.

In managing the Fund, the U.S. Large Growth Investment Team (the “Team”) has navigated through the current market environment by focusing on companies with solid, durable growth, sustainable competitive advantages and high return on invested capital. Investors shifting their equity exposure as their short-term economic outlooks change are creating pricing anomalies. High-growth stocks are trading at their lowest valuation premiums since 1998. Stocks of companies with robust cash flows and balance sheets are trading at sizable discounts to the market. The Team has been buying “on the dips” to increase the active share in the Fund. The Team continues to engage in intense analysis of downside risks, while focusing on those companies with longer-term growth fundamentals bolstered by exposure to powerful long-term secular trends.

2	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000® Growth Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index represents the performance of 1000 large-cap growth companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

Diversification/Focused Portfolio Risk: Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value.

Foreign (Non-U.S.) Risk: Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets.

Derivatives Risk: Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market.

These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Large Cap Growth Fund†
Class A	1.64%	1.18%

Class B*	1.20%	0.27%

Class C	1.20%	0.31%

Advisor Class**	1.71%	1.35%

Class R**	1.55%	0.92%

Class K**	1.74%	1.24%

Class I**	1.80%	1.51%

Russell 1000 Growth Index	2.84%	6.07%

†     Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended January 31, 2012, by 0.32% and 0.40%, respectively, for all share classes.

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	1.18%	-3.13%
5 Years	4.90%	3.99%
10 Years	3.27%	2.83%

Class B Shares
1 Year	0.27%	-3.73%
5 Years	3.99%	3.99%
10 Years(a)	2.64%	2.64%

Class C Shares
1 Year	0.31%	-0.69%
5 Years	4.05%	4.05%
10 Years	2.49%	2.49%

Advisor Class Shares†
1 Year	1.35%	1.35%
5 Years	5.13%	5.13%
10 Years	3.55	3.55%

Class R Shares†
1 Year	0.92%	0.92%
5 Years	4.75%	4.75%
Since Inception*	5.74%	5.74%

Class K Shares†
1 Year	1.24%	1.24%
5 Years	5.05%	5.05%
Since Inception*	6.33%	6.33%

Class I Shares†
1 Year	1.51%	1.51%
5 Years	5.41%	5.41%
Since Inception*	6.71%	6.71%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.25%, 2.18%, 2.13%, 1.10%, 1.55%, 1.27% and 0.94% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25% for Class A shares. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed above.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2011)
SEC Returns

Class A Shares
1 Year	-5.10%
5 Years	2.64%
10 Years	1.47%

Class B Shares
1 Year	-5.71%
5 Years	2.66%
10 Years(a)	1.28%

Class C Shares
1 Year	-2.75%
5 Years	2.71%
10 Years	1.13%

Advisor Class Shares†
1 Year	-0.73%
5 Years	3.78%
10 Years	2.18%

Class R Shares†
1 Year	-1.18%
5 Year	3.39%
Since Inception*	4.78%

Class K Shares†
1 Year	-0.92%
5 Year	3.69%
Since Inception*	5.17%

Class I Shares†
1 Year	-0.58%
5 Year	4.06%
Since Inception*	5.56%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K and Class I shares are listed above.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2011	Ending Account Value January 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,016.40	$6.34	1.25%
Hypothetical**	$1,000	$1,018.85	$6.34	1.25%
Class B
Actual	$1,000	$1,012.00	$11.28	2.23%
Hypothetical**	$1,000	$1,013.93	$11.29	2.23%
Class C
Actual	$1,000	$1,012.00	$11.03	2.18%
Hypothetical**	$1,000	$1,014.18	$11.04	2.18%
Advisor Class
Actual	$1,000	$1,017.10	$5.78	1.14%
Hypothetical**	$1,000	$1,019.41	$5.79	1.14%
Class R
Actual	$1,000	$1,015.50	$7.95	1.57%
Hypothetical**	$1,000	$1,017.24	$7.96	1.57%
Class K
Actual	$1,000	$1,017.40	$6.39	1.26%
Hypothetical**	$1,000	$1,018.80	$6.39	1.26%
Class I
Actual	$1,000	$1,018.00	$4.72	0.93%
Hypothetical**	$1,000	$1,020.46	$4.72	0.93%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,692.3

TEN LARGEST HOLDINGS**

January 31, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Apple, Inc.	$138,788,179	8.2%
Google, Inc. – Class A	72,400,628	4.3
Schlumberger Ltd.	69,299,223	4.1
QUALCOMM, Inc.	61,868,935	3.6
Danaher Corp.	51,281,108	3.0
United Parcel Service, Inc. – Class B	47,158,697	2.8
JPMorgan Chase & Co.	46,663,046	2.7
Walt Disney Co. (The)	45,322,390	2.7
Oracle Corp.	45,155,673	2.7
Noble Energy, Inc.	43,835,845	2.6
	$621,773,724	36.7%

*	All data are as of January 31, 2012. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

Please Note: The Fund’s sector breakdown is classified in the above pie chart and throughout this report according to the Russell sector classification scheme. The Russell Sector scheme was developed by Russell Investments. Russell classifies index members into industries that most closely describe the nature of its business and its primary economic orientation. Multiple resources are used to obtain overall information about the company. Additional Russell sector scheme information can be found within Russell Index methodology documents available on Russell.com. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Technology – 29.0%
Communications Technology – 3.9%
QUALCOMM, Inc.	1,051,835	$61,868,935
Riverbed Technology, Inc.(a)	203,900	4,881,366

		66,750,301

Computer Services, Software & Systems – 10.9%
Citrix Systems, Inc.(a)	433,310	28,256,145
Google, Inc. – Class A(a)	124,805	72,400,628
Intuit, Inc.	532,815	30,072,079
Oracle Corp.	1,601,265	45,155,673
Salesforce.com, Inc.(a)	66,020	7,711,136

		183,595,661

Computer Technology – 10.2%
Apple, Inc.(a)	304,040	138,788,179
EMC Corp./Massachusetts(a)	1,312,403	33,807,501

		172,595,680

Semiconductors & Component – 3.7%
Broadcom Corp. – Class A(a)	810,998	27,849,671
Marvell Technology Group Ltd.(a)	2,199,653	34,160,611

		62,010,282

Technology:Misc. – 0.3%
ARM Holdings PLC (Sponsored ADR)(b)	199,020	5,747,698

		490,699,622

Consumer Discretionary – 15.0%
Auto Parts – 1.8%
BorgWarner, Inc.(a)	227,346	16,966,832
Johnson Controls, Inc.	416,490	13,231,887

		30,198,719

Cable Television Services – 2.6%
Comcast Corp. – Class A	1,622,500	43,142,275

Casinos & Gambling – 0.9%
Las Vegas Sands Corp.(a)	310,790	15,262,897

Cosmetics – 0.4%
Estee Lauder Cos., Inc. (The) – Class A	120,800	6,997,944

Diversified Retail – 2.7%
Amazon.com, Inc.(a)	151,294	29,417,605
Dollar General Corp.(a)	390,310	16,631,109

		46,048,714

Entertainment – 2.7%
Walt Disney Co. (The)	1,165,100	45,322,390

Recreational Vehicles & Boats – 0.8%
Harley-Davidson, Inc.	304,757	13,467,212

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Restaurants – 1.5%
Starbucks Corp.	543,546	$26,052,160

Textiles, Apparel & Shoes – 1.6%
PVH Corp.	184,380	14,232,292
VF Corp.	99,330	13,060,902

		27,293,194

		253,785,505

Producer Durables – 12.0%
Aerospace – 2.3%
Boeing Co. (The)	453,580	33,646,564
Goodrich Corp.	39,250	4,896,438

		38,543,002

Back Office Support, HR & Consulting – 0.6%
Accenture PLC	189,159	10,846,377

Diversified Manufacturing Operations – 3.0%
Danaher Corp.	976,597	51,281,108

Scientific Instruments: Control & Filter – 2.4%
Flowserve Corp.	247,776	27,297,482
Rockwell Automation, Inc.	170,100	13,245,687

		40,543,169

Scientific Instruments: Electrical – 0.9%
Emerson Electric Co.	294,120	15,111,886

Transportation Miscellaneous – 2.8%
United Parcel Service, Inc. – Class B	623,380	47,158,697

		203,484,239

Energy – 11.7%
Oil Well Equipment & Services – 5.3%
FMC Technologies, Inc.(a)	399,370	20,411,801
Schlumberger Ltd.	921,900	69,299,223

		89,711,024

Oil: Crude Producers – 6.4%
Anadarko Petroleum Corp.	361,850	29,208,532
EOG Resources, Inc.	334,450	35,498,523
Noble Energy, Inc.	435,441	43,835,845

		108,542,900

		198,253,924

Health Care – 10.2%
Health Care Services – 2.0%
Express Scripts, Inc. – Class A(a)	652,350	33,374,226

10	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Medical & Dental Instruments & Supplies – 3.7%
Covidien PLC	732,995	$37,749,242
Stryker Corp.	454,660	25,201,804

		62,951,046

Medical Equipment – 1.1%
Illumina, Inc.(a)(b)	364,206	18,851,303

Pharmaceuticals – 3.4%
Allergan, Inc./United States	333,590	29,325,897
Gilead Sciences, Inc.(a)	293,090	14,314,515
Perrigo Co.	137,750	13,168,900

		56,809,312

		171,985,887

Materials & Processing – 9.2%
Chemicals: Diversified – 3.4%
Dow Chemical Co. (The)	769,385	25,782,091
Potash Corp. of Saskatchewan, Inc.	670,820	31,354,127

		57,136,218

Copper – 1.3%
Freeport-McMoRan Copper & Gold, Inc.	501,860	23,190,951

Fertilizers – 2.3%
Monsanto Co.	471,158	38,658,514

Metal Fabricating – 2.2%
Precision Castparts Corp.	226,710	37,107,893

		156,093,576

Financial Services – 8.2%
Diversified Financial Services – 6.0%
Blackstone Group LP	1,994,624	31,535,006
Goldman Sachs Group, Inc. (The)	216,905	24,178,400
JPMorgan Chase & Co.	1,251,020	46,663,046

		102,376,452

Financial Data & Systems – 0.4%
Visa, Inc. – Class A	63,020	6,342,333

Insurance: Multi-Line – 0.6%
MetLife, Inc.	294,107	10,390,800

Real Estate – 1.2%
CBRE Group, Inc.(a)	1,031,066	19,899,574

		139,009,159

Consumer Staples – 3.4%
Beverage: Soft Drinks – 0.6%
Green Mountain Coffee Roasters, Inc.(a)(b)	198,942	10,611,566

Foods – 2.6%
General Mills, Inc.	815,060	32,463,840

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hershey Co. (The)	169,820	$10,372,606

		42,836,446

Personal Care – 0.2%
Procter & Gamble Co. (The)	53,480	3,371,379

		56,819,391

Total Common Stocks (cost $1,621,463,914)		1,670,131,303

	Contracts
OPTIONS PURCHASED - PUTS – 0.3%
S&P 500 Index Futures Expiration: Dec 2012, Exercise Price: $1,200.00(a)(c) (cost $10,834,813)	781	5,701,300

	Shares
SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(d) (cost $35,096,915)	35,096,915	35,096,915

Total Investments Before Security Lending Collateral for Securities Loaned – 101.1% (cost $1,667,395,642)		1,710,929,518

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AllianceBernstein Exchange Reserves – Class I, 0.19%(d) (cost $29,470,379)	29,470,379	29,470,379

Total Investments – 102.8% (cost $1,696,866,021)		1,740,399,897
Other assets less liabilities – (2.8)%		(48,095,016)

Net Assets – 100.0%		$1,692,304,881

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
Apple, Inc.	78	$440.00	April 2012	$230,490
EMC Corp/Mas	4,589	23.00	February 2012	1,278,036
Amazon.Com, Inc.	261	195.00	February 2012	288,405
RIiverbed Technology, Inc.	2,039	24.00	February 2012	189,627
Broadcom Corp.	635	35.00	February 2012	70,168

(premium received $831,675)				$2,056,726

12	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Portfolio of Investments

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index Futures (premium received $5,777,057)	781	$1,000.00	December 2012	$2,483,580

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	One contract relates to 100 shares.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,632,298,727)	$1,675,832,603	(a)
Affiliated issuers (cost $64,567,294 – including investment of cash collateral for securities loaned of $29,470,379)	64,567,294
Receivable for investment securities sold	14,302,371
Receivable for capital stock sold	3,581,076
Dividends and interest receivable	1,039,989

Total assets	1,759,323,333

Liabilities
Due to custodian	126,990
Options written, at value (premium received $6,608,732)	4,540,306
Payable for collateral received on securities loaned	29,470,379
Payable for investment securities purchased	23,523,449
Payable for capital stock redeemed	6,524,172
Advisory fee payable	900,351
Transfer Agent fee payable	607,855
Distribution fee payable	475,936
Administrative fee payable	23,338
Accrued expenses	825,676

Total liabilities	67,018,452

Net Assets	$1,692,304,881

Composition of Net Assets
Capital stock, at par	$64,622
Additional paid-in capital	1,746,829,123
Undistributed net investment income	735,279
Accumulated net realized loss on investment and foreign currency transactions	(100,926,445)
Net unrealized appreciation on investments	45,602,302

	$1,692,304,881

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$977,953,587	36,790,545	$26.58	*

B	$67,156,888	2,956,213	$22.72

C	$200,129,225	8,756,992	$22.85

Advisor	$364,417,168	13,073,387	$27.87

R	$10,072,609	383,141	$26.29

K	$39,177,813	1,453,365	$26.96

I	$33,397,591	1,208,160	$27.64

(a)	Includes securities on loan with a value of $29,210,376 (see Note E).

*	The maximum offering price per share for Class A shares was $27.76 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,775)	$10,324,355
Affiliated issuers	11,401
Securities lending income	5,123	$10,340,879

Expenses
Advisory fee (see Note B)	6,028,448
Distribution fee—Class A	1,391,465
Distribution fee—Class B	344,353
Distribution fee—Class C	949,845
Distribution fee—Class R	20,977
Distribution fee—Class K	47,086
Transfer agency—Class A	1,534,063
Transfer agency—Class B	145,286
Transfer agency—Class C	348,524
Transfer agency—Advisor Class	565,715
Transfer agency—Class R	10,908
Transfer agency—Class K	37,669
Transfer agency—Class I	19,639
Printing	185,475
Custodian	109,617
Registration fees	70,272
Administrative	32,217
Directors’ fees	26,720
Legal	22,203
Audit	19,682
Miscellaneous	22,900

Total expenses	11,933,064
Less: expenses waived and reimbursed by the Adviser (see Note B)	(889,386)

Net expenses		11,043,678

Net investment loss		(702,799)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(84,416,273)
Options written		861,923
Net change in unrealized appreciation/depreciation of:
Investments		101,629,971
Options written		2,485,496

Net gain on investment transactions		20,561,117

Net Increase in Net Assets from Operations		$19,858,318

See notes to financial statements.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(702,799)		$(1,315,113)
Net realized gain (loss) on investment and foreign currency transactions	(83,554,350)		454,273,934
Net change in unrealized appreciation/depreciation of investments	104,115,467		(74,183,169)

Net increase in net assets from operations	19,858,318		378,775,652
Capital Stock Transactions
Net decrease	(89,271,674)		(362,099,510)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	1,118,943

Total increase (decrease)	(69,413,356)		17,795,085
Net Assets
Beginning of period	1,761,718,237		1,743,923,152

End of period (including undistributed net investment income of $735,279 and $1,438,078, respectively)	$1,692,304,881		$1,761,718,237

See notes to financial statements.

16	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	17

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price); open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties, which are approved by the Board of Directors. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

18	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2012:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks*	$1,670,131,303		$	– 0	–	$	– 0	–	$1,670,131,303
Options Purchased – Puts	– 0	–		5,701,300			– 0	–	5,701,300
Short-Term Investments	35,096,915			– 0	–		– 0	–	35,096,915
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	29,470,379			– 0	–		– 0	–	29,470,379

Total Investments in Securities	1,734,698,597			5,701,300			– 0	–	1,740,399,897
Other Financial Instruments**:
Assets	– 0	–		– 0	–		– 0	–	– 0	–
Liabilities:
Call Options Written	– 0	–		(2,056,726)			– 0	–	(2,056,726)
Put Options Written	– 0	–		(2,483,580)			– 0	–	(2,483,580)

Total	$1,734,698,597			$1,160,994		$	– 0	–	$1,735,859,591

*	See Portfolio of Investments for sector classifications.

**	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	19

Notes to Financial Statements

Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific

20	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit operating expenses of Class A shares on an annual basis to 1.25% of daily average net assets for Class A shares (the “Expense Cap”). The Expense Cap extends through November 1, 2012 and then may be extended by the Adviser for additional one year terms. For the six months ended January 31, 2012, such reimbursement waivers amounted to $889,386.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2012, such fee amounted to $32,217.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,014,044 for the six months ended January 31, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,318 from the sale of Class A shares and received $4,025, $21,911 and $3,765 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2012.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	21

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
$3,885	$277,370	$246,158	$35,097	$9

Brokerage commissions paid on investment transactions for the six months ended January 31, 2012 amounted to $956,458, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A and Class R shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .30% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $178,424,837, $17,165,376, $117,014 and $230,503 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

22	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$629,515,867		$740,282,077
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$96,734,186
Gross unrealized depreciation	(53,200,310)

Net unrealized appreciation	$43,533,876

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	23

Notes to Financial Statements

expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended January 31, 2012, the Fund held options for hedging purposes.

For the six months ended January 31, 2012, the Fund had the following transactions in written options:

	Number of Contracts	Premiums Received
Options written outstanding as of 7/31/11	1,790	$8,049,630
Options written	33,891	28,282,863
Options expired	(11,771)	(1,640,577)
Options bought back	(7,330)	(27,106,975)
Options exercised	(8,197)	(976,209)

Options written outstanding as of 1/31/12	8,383	$6,608,732

At January 31, 2012, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$5,701,300

Equity contracts			Options written, at value	$4,540,306

Total		$5,701,300		$4,540,306

24	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(2,723,873)	$(6,147,226)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	861,923	2,485,496

Total		$(1,861,950)	$(3,661,730)

For the six months ended January 31, 2012, the average monthly cost of purchased options contracts was $24,266,396.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all securities loans will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments for fees of the securities lending agent and for certain other administrative expenses. It is

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	25

Notes to Financial Statements

the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Fund’s Board of Directors. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At January 31, 2012, the Fund had securities on loan with a value of $29,210,376 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $29,470,379. The cash collateral will be adjusted on the next business day after period end to maintain the required collateral amount. The Fund earned securities lending income of $5,123 and $2,235 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended January 31, 2012; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended January 31, 2012 is as follows:

Market Value July 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2012 (000)	Dividend Income (000)
$ – 0 –	$105,620	$76,150	$29,470	$2

26	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011	Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31, 2011

Class A
Shares sold	1,786,601	2,974,600	$43,428,352	$74,853,938

Shares converted from Class B	352,510	1,115,157	8,656,955	27,873,316

Shares redeemed	(3,975,796)	(15,682,143)	(97,188,869)	(373,019,473)

Net decrease	(1,836,685)	(11,592,386)	$(45,103,562)	$(270,292,219)

Class B
Shares sold	90,845	218,286	$1,899,475	$4,675,879

Shares converted to Class A	(411,383)	(1,293,325)	(8,656,955)	(27,873,316)

Shares redeemed	(302,998)	(840,035)	(6,302,245)	(17,883,711)

Net decrease	(623,536)	(1,915,074)	$(13,059,725)	$(41,081,148)

Class C
Shares sold	137,642	360,164	$2,893,818	$7,923,923

Shares redeemed	(695,525)	(1,906,409)	(14,580,624)	(40,820,829)

Net decrease	(557,883)	(1,546,245)	$(11,686,806)	$(32,896,906)

Advisor Class
Shares sold	1,978,926	4,561,303	$50,795,672	$120,224,853

Shares redeemed	(2,628,633)	(4,868,490)	(66,686,537)	(126,658,922)

Net decrease	(649,707)	(307,187)	$(15,890,865)	$(6,434,069)

Class R
Shares sold	115,701	209,493	$2,788,315	$5,061,458

Shares redeemed	(53,706)	(62,990)	(1,312,454)	(1,521,615)

Net increase	61,995	146,503	$1,475,861	$3,539,843

Class K
Shares sold	294,412	412,846	$7,170,178	$10,426,918

Shares redeemed	(380,816)	(836,553)	(9,268,207)	(20,798,472)

Net decrease	(86,404)	(423,707)	$(2,098,029)	$(10,371,554)

Class I
Shares sold	80,218	222,510	$2,035,293	$5,898,958

Shares redeemed	(192,237)	(410,863)	(4,943,841)	(10,462,415)

Net decrease	(112,019)	(188,353)	$(2,908,548)	$(4,563,457)

For the year ended July 31, 2011, the Fund received $1,118,943 related to a third-party’s settlement of regulatory proceedings involving allegations of

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	27

Notes to Financial Statements

improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2012.

28	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(14,357,861	)(a)
Unrealized appreciation/(depreciation)	(60,089,321	)(b)

Total accumulated earnings/(deficit)	$(74,447,182)

(a)

On July 31, 2011, the Fund had a net capital loss carryforward of $14,357,861 which expires in the year 2017. The Fund also had $659,744,674 of capital loss carryforwards expire during the fiscal year. During the fiscal year ended July 31, 2011, the Fund utilized $432,412,129 of its capital loss carryforwards to offset current year net realized capital gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and partnership interests.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE J

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	29

Notes to Financial Statements

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 26.15	$ 21.05	$ 18.93	$ 20.08	$ 21.60	$ 18.56

Income From Investment Operations
Net investment income (loss)(a)	.00	(b)(c)	.01	(b)	(.04	)(b)	(.04)	(.13)	(.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.43	5.09	2.16	(1.11)	(1.39)	3.16
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.43	5.10	2.12	(1.15)	(1.52)	3.04

Net asset value, end of period	$ 26.58	$ 26.15	$ 21.05	$ 18.93	$ 20.08	$ 21.60

Total Return
Total investment return based on net asset value(d)	1.64	%*	24.23	%*	11.20	%*	(5.73	)%*	(7.04	)%*	16.38%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$978	$1,010	$1,057	$986	$1,042	$1,105
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%(e)	1.25	%(f)	1.36	%(f)	1.53%	1.48	%(g)	1.45	%(g)
Expenses, before waivers/reimbursements	1.44	%(e)	1.40	%(f)	1.47	%(f)	1.53%	1.48	%(g)	1.45	%(g)
Net investment income (loss)	.04	%(b)(e)	.05	%(b)(f)	(.20	)%(b)(f)	(.25)%	(.59)%	(.57)%
Portfolio turnover rate	39%	158%	114%	108%	90%	87%

See footnote summary on page 38.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 22.45	$ 18.24	$ 16.55	$ 17.70	$ 19.20	$ 16.62

Income From Investment Operations
Net investment loss(a)	(.10)	(.19)	(.21)	(.16)	(.28)	(.25)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	4.40	1.90	(.99)	(1.22)	2.83
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.27	4.21	1.69	(1.15)	(1.50)	2.58

Net asset value, end of period	$ 22.72	$ 22.45	$ 18.24	$ 16.55	$ 17.70	$ 19.20

Total Return
Total investment return based on net asset value(d)	1.20	%*	23.08	%*	10.21	%*	(6.50	)%*	(7.81	)%*	15.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$67,157	$80,373	$100,234	$147,046	$296,367	$647,523
Ratio to average net assets of:
Expenses	2.23	%(e)	2.18	%(f)	2.27	%(f)	2.39%	2.29	%(g)	2.25	%(g)
Net investment loss	(.95	)%(e)	(.88	)%(f)	(1.10	)%(f)	(1.11)%	(1.43)%	(1.38)%
Portfolio turnover rate	39%	158%	114%	108%	90%	87%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 22.58	$ 18.34	$ 16.63	$ 17.78	$ 19.27	$ 16.68

Income From Investment Operations
Net investment loss(a)	(.09)	(.18)	(.20)	(.15)	(.26)	(.24)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	4.42	1.91	(1.00)	(1.23)	2.83
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.27	4.24	1.71	(1.15)	(1.49)	2.59

Net asset value, end of period	$ 22.85	$ 22.58	$ 18.34	$ 16.63	$ 17.78	$ 19.27

Total Return
Total investment return based on net asset value(d)	1.20	%*	23.12	%*	10.28	%*	(6.47	)%*	(7.73	)%*	15.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$200,129	$210,361	$199,201	$200,133	$251,327	$327,551
Ratio to average net assets of:
Expenses	2.18	%(e)	2.13	%(f)	2.21	%(f)	2.30%	2.22	%(g)	2.19	%(g)
Net investment loss	(.89	)%(e)	(.83	)%(f)	(1.05	)%(f)	(1.01)%	(1.34)%	(1.32)%
Portfolio turnover rate	39%	158%	114%	108%	90%	87%

See footnote summary on page 38.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008		2007

Net asset value, beginning of period	$ 27.40		$ 22.03		$ 19.77		$ 20.91		$ 22.43		$ 19.21

Income From Investment Operations
Net investment income (loss)(a)	.02		.05		(.00	)(c)	.01		(.06)		(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.45		5.32		2.26		(1.15)		(1.46)		3.28
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.47		5.37		2.26		(1.14)		(1.52)		3.22

Net asset value, end of period	$ 27.87		$ 27.40		$ 22.03		$ 19.77		$ 20.91		$ 22.43

Total Return
Total investment return based on net asset value(d)	1.71	%*	24.38	%*	11.43	%*	(5.45	)%*	(6.78	)%*	16.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$364,417		$376,037		$309,035		$297,490		$234,005		$200,076
Ratio to average net assets of:
Expenses	1.14	%(e)	1.10	%(f)	1.17	%(f)	1.23%		1.18	%(g)	1.14	%(g)
Net investment income (loss)	.14	%(e)	.19	%(f)	(.01	)%(f)	.06%		(.28)%		(.26)%
Portfolio turnover rate	39%		158%		114%		108%		90%		87%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2012 (unaudited)	Year Ended July 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 25.89	$ 20.91	$ 18.84	$ 19.99	$ 21.50	$ 18.49

Income From Investment Operations
Net investment loss(a)	(.04)	(.07)	(.10)	(.05)	(.12)	(.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44	5.05	2.17	(1.10)	(1.39)	3.16
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.40	4.98	2.07	(1.15)	(1.51)	3.01

Net asset value, end of period	$ 26.29	$ 25.89	$ 20.91	$ 18.84	$ 19.99	$ 21.50

Total Return
Total investment return based on net asset value(d)	1.55	%*	23.82	%*	10.99	%*	(5.75	)%*	(7.02	)%*	16.28%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,073	$8,315	$3,651	$1,804	$1,336	$1,498
Ratio to average net assets of:
Expenses	1.57	%(e)	1.55	%(f)	1.59	%(f)	1.58%	1.43%	1.57	%(g)
Net investment loss	(.29	)%(e)	(.27	)%(f)	(.44	)%(f)	(.30)%	(.55)%	(.70)%
Portfolio turnover rate	39%	158%	114%	108%	90%	87%

See footnote summary on page 38.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 26.50		$ 21.34		$ 19.17		$ 20.28		$ 21.77	$ 18.65

Income From Investment Operations
Net investment income (loss)(a)	.00	(c)	.01		(.02)		.00	(c)	(.08)	(.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46		5.15		2.19		(1.11)		(1.41)	3.17
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.46		5.16		2.17		(1.11)		(1.49)	3.12

Net asset value, end of period	$ 26.96		$ 26.50		$ 21.34		$ 19.17		$ 20.28	$ 21.77

Total Return
Total investment return based on net asset value(d)	1.74	%*	24.18	%*	11.32	%*	(5.47	)%*	(6.84)%*	16.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,178		$40,805		$41,898		$38,480		$28,191	$19,494
Ratio to average net assets of:
Expenses	1.26	%(e)	1.27	%(f)	1.27	%(f)	1.27%		1.24%	1.08	%(g)
Net investment income (loss)	.03	%(e)	.03	%(f)	(.11	)%(f)	.02%		(.36)%	(.25)%
Portfolio turnover rate	39%		158%		114%		108%		90%	87%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2012 (unaudited)		Year Ended July 31,
			2011		2010		2009		2008	2007

Net asset value, beginning of period	$ 27.15		$ 21.78		$ 19.50		$ 20.56		$ 21.98	$ 18.70

Income From Investment Operations
Net investment income(a)	.05		.09		.05		.06		.01	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.44		5.28		2.23		(1.12)		(1.43)	3.27
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00 (c)	– 0	–

Net increase (decrease) in net asset value from operations	.49		5.37		2.28		(1.06)		(1.42)	3.28

Net asset value, end of period	$ 27.64		$ 27.15		$ 21.78		$ 19.50		$ 20.56	$ 21.98

Total Return
Total investment return based on net asset value(d)	1.80	%*	24.66	%*	11.69	%*	(5.16	)%*	(6.46)%*	17.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,398		$35,837		$32,862		$36,582		$39,318	$84,178
Ratio to average net assets of:
Expenses	.93	%(e)	.94	%(f)	.93	%(f)	.92%		.85%	.85	%(g)
Net investment income	.35	%(e)	.35	%(f)	.24	%(f)	.37%		.04%	.06%
Portfolio turnover rate	39%		158%		114%		108%		90%	87%

See footnote summary on page 38.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008		2007
Class A	1.47%		1.43%
Class B	2.28%		2.22%
Class C	2.21%		2.16%
Advisor Class	1.17%		1.11%
Class R	– 0	–	1.55%
Class K	– 0	–	1.06%
Class I	– 0	–	0.83%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2012 and years ended July 31, 2011, July 31, 2010, July 31, 2009 and July 31, 2008 by 0.32%, 2.98%, 5.15%, 16.15% and 0.53%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Vincent C. DuPont(2) , Vice President

John H. Fogarty(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Large Cap Growth Investment Team. Messrs. Caruso, DuPont and Fogarty are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	39

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Large Cap Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

40	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,896.5	Large Cap Growth, Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $97,717 (0.01% of the Fund’s average daily net assets) for such services.

Effective January 1, 2010, with respect to Class A shares, the Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s Class A shares expense ratio to the amount set forth below for the Fund’s fiscal year. The expenses of the other share classes of the Fund are not capped. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	41

In addition, set forth below are the annualized gross expense ratios of the Fund for the most recently completed semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (as of 01/31/11)	Fiscal Year End
Large Cap Growth Fund, Inc.	Advisor	N/A	1.15%	July 31
	Class A	1.25%	1.45%
	Class B	N/A	2.24%
	Class C	N/A	2.19%
	Class R	N/A	1.57%
	Class K	N/A	1.31%
	Class I	N/A	0.97%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at

4	Semi-annual total expense ratios are unaudited.

5	Annualized.

42	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on March 31, 2011 net assets:7

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	$1,896.5	Large Cap Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.267%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is the

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	43

Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	Large Cap Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for American Growth Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[9]
American Growth Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship. Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2011 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Large Cap Growth Fund, Inc.	Client #1	0.35% on first $50 million 0.30% on next $100 million 0.25% on the balance	0.255%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors

9	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

44	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Large Cap Growth Fund, Inc.	0.750	0.644	9/11

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any expense reimbursements made by the Adviser to the Fund for the expense cap.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	45

Lipper also compared the Fund’s most recently completed fiscal year and pro-forma14 total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).15 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Large Cap Growth Fund, Inc.	1.358	1.235	10/11	1.254	90/124
Pro-forma	1.250	1.235	8/11	1.254	59/124

Based on this analysis, the Fund has a more favorable ranking on a pro-forma total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.17

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated

14	Pro-forma shows what the total expense ratio of the Fund would have been had the changes made to the expense cap been in effect during the Fund’s entire fiscal year.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

17	It should be noted that at the August 2, 2011 meeting, the Adviser presented to the Board revised profitability figures with the respect to the Fund.

46	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $19,347, $6,973,343 and $98,108 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,411,737 in fees from the Fund.18

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, there were no fees paid by the Fund to ABIS under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	47

receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

48	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2011.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	23.92	21.27	22.90	4/11	60/144
3 year	10.14	3.24	3.47	1/11	4/133
5 year	5.41	2.76	3.27	2/10	19/115
10 year	1.22	1.40	1.56	5/8	47/87

23	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

24	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

25	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	49

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Large Cap Growth Fund, Inc.	23.92	10.14	5.41	1.22	8.25	18.85	0.04	10
Russell 1000 Growth Index	24.94	4.11	4.62	1.80	7.48	17.34	0.06	10
Inception Date: September 28, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND •	51

Alliancebernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LCG-0152-0112

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	AllianceBernstein Large Cap Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	March 22, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	March 22, 2012